EXHIBIT 23.4

                          Independent Auditors' Consent



The Partners
Acquisition Partnerships


We consent to the use of our report incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.


                                                    /s/ KMPG Peat Marwick LLP

Fort Worth, Texas
May 9, 1997